EXHIBIT 99.1

Citigroup 12th Annual High Yield /
Leveraged Finance Conference
February 9, 2004

FairPoint Communications, Inc.

Presenters:

   Gene Johnson

    Chairman and CEO

    Walter E. Leach, Jr.

    CFO and SVP

Discussion Topics:

Company Profile

Financial Review

Industry Challenges

Maine                             67,001 (2)

Florida                       55,486

New York                    50,941(1)

Washington               44,613

TOTAL:    271,485

(1)

Pro-forma for pending acquisition – New York RLEC serving approximately an additional 7,177 access line equivalents

(2)

Includes  acquired Maine RLEC serving approximately an additional 13,493 access line equivalents completed 12/01/03

Areas of customer concentration, best opportunities to rationalize footprint

SUBTOTAL:  218,041

As of 12/31/03 (1)

Access Line Equivalents Footprint

Rural Market Niche with Large Barriers to Entry

FairPoint has very limited competition in the rural markets it serves

Significant Economic
Barriers to Entry:

Low subscriber density

78% of residential lines

Capital Intensive

Virtually no wireline
competition

Only limited competition
from cable systems and
wireless technology

105

31

11

5

>10,000

>7,500

>5,000

>2,500

<2,500

As of 9/30/03

Communities served by FairPoint
in each population range

Predictable and Consistent Free Cash Flow from Rural
Telephone Business

Demand for rural telephone services from residential and small business customers in rural parts of the country has historically been very stable despite changing economic environments

As a result, FairPoint has experienced modest growth of its
access lines in service over the last three years while RBOCs have lost a significant number of access lines over this period

FairPoint’s stable access line count underlies the Company’s predictable and consistent revenue stream

Percent Gain / (Loss) in Access Lines: October 1, 2000 – September 30, 2003

(18.2%)

(8.9%)

(7.9%)

(8.6%)

0.7%

FairPoint

Qwest

BellSouth

Verizon

SBC

(FairPoint access lines exclude those properties acquired or divested after 9/30/00)

Financial Review

Strong Historical RLEC Revenue and EBITDA
Growth with Stable Margins

RLEC Historical Revenues and EBITDA 1994 – 2002

$228.5

$225.1

$191.8

$133.8

$86.9

$43.8

$30.4

$24.7

$14.0

$132.7

$123.6

$111.4

$69.0

$44.1

$24.1

$17.6

$14.1

$8.8

Revenue

EBITDA

1994

1995

1996

1997

1998

1999

2000

2001

2002

($ in millions)

62.8%

56.8%

58.1%

55.0%

50.7%

51.6%

58.1%

54.9%

58.1%

EBITDA
Margin

FairPoint Senior Secured Credit Facility
Amendment

Increase Revolver Loan Commitment by $15 million to $85
                                million

Increase A-Term Loan Commitment by $10 million to $40 million

Increase Senior Secured Leverage Ratio to 2.0x and delay
                                the scheduled step downs

Use Credit Facility to refinance FairPoint Carrier Services debt

Lower Interest Rate

Eliminate burdensome administrative and reporting requirements

Closure of CLEC dissolution

Restricted Group Debt Capitalization

($ in Millions)

Pro forma

9/30/03

9/30/03

Demand Notes

$0.4

$0.4

Senior Long-Term Debt

172.1

196.3

Senior Notes

225.0

225.0

Total Senior Debt

397.5

421.7

Senior Subordinated Debt

383.2

383.2

Other Subordinated Debt

7.0

7.0

Total Debt

$787.7

$811.9

(2) Ending Cash Position was $32.3 million at 9/30/03

Nine Months Operating Results for the Period
Ended September 30, 2003
(Year over Year Comparison)

Consolidated Revenues

Adjusted Consolidated

Operating Cash Flow (EBITDA) (2) (3)

Consolidated Cash Operating
Expenses (1)

Access Line Equivalents(4)(5)

Up 0.7% to $171.7 million

Up  0.6% to $101.0 million

Up 2.8% at $2.2 million

Up 0.6% to 248,589

Adjusted RLEC Operating
Cash Flow (EBITDA)(2) (3)

Up 1.3% to $100.8 million

(1)

Excludes depreciation and amortization, stock-based compensation and South Dakota properties  divested 9/30/03

(2)

Excludes non-cash items

(3)

Includes operations from South Dakota properties divested on 9/30/03

(4)

Sequential Quarter over Quarter comparison

(5)

Voice Access Lines Plus DSL Served over those Access Lines (Voice Access Lines @ 236,318; DSL @ 12,271 as of 9/30/03)

Credit Statistics

9/30/2003

Interest Coverage Ratio

Interest Expense

80,729

$

Total Covenant EBITDA

131,291

Ratio

1.63x

Covenant

1.50x

Total Leverage Ratio

Consolidated Net Debt

758,068

$

Total Covenant EBITDA

131,291

Ratio

5.77x

Covenant

6.50x

Senior Secured Leverage Ratio

Senior Consolidated Debt

142,681

$

Total Covenant EBITDA

131,291

Ratio

1.09x

Covenant

1.75x

($000 Omitted)

7.5%
21.8%
37.9%
32.4%
T.H. Lee
Kelso & Company
Founders/Mgt
Bank Group

Common Equity Ownership
Summary

Industry Challenges

Regulation • Competition

Current RLEC Challenges

Regulation

Intrastate Access
Reform

Universal Service Fund
(USF) / ETC Status

Inter Carrier
Compensation

Competition

Wireline

Internet Connectivity

VOIP

Wireless – Voice & Data

Citigroup 12 th Annual High Yield /
Leveraged Finance Yield Conference